[FORM]

                                                                          DRAFT
                                                                         5/9/96






                          PRACTICE TRANSFER AGREEMENT


                                  By and Among

                     _________________ Medical Group, LLC,

                        Doctors Health System, Inc. and


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                                     [Date]





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                           Practice Transfer Agreement

                                Table of Contents

                                                                       Page

Section 1                  INTRODUCTION

Section 2                  TRANSFER OF MEDICAL PRACTICE;
                           PURCHASE PRICE

Section 3                  REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF DOCTORS HEALTH

Section 4                  REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF THE PHYSICIAN

Section 5                  ADDITIONAL COVENANTS AND
                           AGREEMENTS OF THE PHYSICIAN

Section 6                  ADDITION AND WITHDRAWAL OF
                           PHYSICIANS

Section 7                  WALK-AWAY RIGHTS

Section 8                  DISPUTE RESOLUTION

Section 9                  MISCELLANEOUS


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                  This Practice Transfer Agreement,  dated as of the ____ day of
______________, (the "Closing Date") by and among ____________ Medical Group, LLC, a Maryland limited liability company (the "Medical Group"); Doctors Health
System,    Inc.,    a   Maryland    corporation    ("Doctors    Health");    and
__________________________ (the "Physician").

                  The parties to this Agreement, intending to be legally bound, agree as follows:

         1. Purpose. The Physician has decided to transfer certain assets and liabilities of his medical practice (the "Medical Practice") to Doctors Health and the Medical Group and to engage in the practice of medicine exclusively through and with the Medical Group and as an employee of the Medical Group. Doctors Health and the Medical Group desire to acquire certain assets and liabilities of the Medical Practice, and the Medical Group wishes to admit the Physician as a member and to employ the Physician.

         2.       Transfer of the Medical Practice.

                  2.1. Transfer of Assets. The Physician transfers to Doctors Health all of his or her right, title and interest in and to the Medical Practice, including all assets relating thereto (excluding assets used by the Physician to provide laboratory services and other services ancillary to his or her Medical Practice and the accounts receivable of the Medical Practice outstanding on the Closing Date) as listed on Schedule 2.1(a). The Physician transfers to the Medical Group all of his or her right, title and interest in and to any assets as used by the Physician to provide laboratory services and other services ancillary to his or her Medical Practice as set forth on Schedule 2.1(b). The assets listed on Schedules 2.1(a) and 2.1(b) are referred to in this Agreement as the "Assets."

                  2.2. Assumption of Liabilities. Doctors Health assumes the liabilities and obligations of the Physician listed on Schedule 2.2(a). The Medical Group assumes the liabilities and obligations of the Physician listed on
Schedule 2.2(b). Doctors Health and the Medical Group assume no other liabilities or obligations of the Physician except as listed on Schedules 2.2(a) and 2.2(b), respectively. The liabilities listed on Schedules 2.2(a) and 2.2(b) are referred to in this Agreement as the "Liabilities."

                  2.3. Purchase Price. As payment for the transfer of the Assets of the Medical Practice to Doctors Health and the Medical Group, Doctors Health has delivered to the Physician the following (which shall constitute the "Purchase Price"):

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                           (a)      Check in the amount of $__________ ;


                           (b)      __________  shares of Class B Common Stock
of Doctors Health (the "Shares"); and a promissory note substantially in the form attached hereto as Exhibit 2.3(c) representing the amount of collectable accounts receivable of the Medical Practice (the "Note").

                  2.4. Closing Documents. The parties shall execute and deliver the following closing documents which shall be effective as of ________________:
(i) Employment Agreement between the Physician and the Medical Group (the "Employment Agreement"); (ii) Stockholders Agreement and Proxy; (iii) Amendment to the Operating Agreement of the Medical Group admitting the physician as a member of the Medical Group; (iv) the Note; and (v) any other documents executed in connection with this Agreement (the "Closing Documents").

                  2.5.  Employees.       Effective  on the  date  hereof,  the
Physician's  non-physician  employees  shall  become employees of Doctors
Health.

         3. Representations, Warranties and Covenants of Doctors Health. Doctors Health represents, warrants and covenants to the Physician as of the Closing Date as follows:

                  3.1. Organization and Power. Doctors Health is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of Maryland. Doctors Health has full power and authority (corporate and other) to own and hold its properties and to conduct its business as currently conducted.

                  3.2. Authorization of Agreement. The execution, delivery and performance of this Agreement and the other closing documents to which it is a party have been duly and validly authorized by Doctors Health and executed on behalf of Doctors Health, and no other proceedings are necessary to authorize this Agreement.

                  3.3. Class B Common Stock. Upon issuance to the Physician of shares of the Class B Common Stock of Doctors Health, such shares shall constitute fully paid and nonassessable shares of the Class B Common Stock of Doctors Health.

         4. Representations, Warranties and Covenants of The Physician. The Physician hereby represents, warrants and covenants to the other parties hereto as of the Closing Date as follows:

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                  4.1. Ownership of Practice;  Title to and Condition of Assets.
Except as listed on Schedule 4.1, the Physician owns and has good and marketable title to all of the assets, rights, franchises and privileges used or usable in his or her Medical Practice, free and clear of all liens or encumbrances of any kind. The Assets are in good operating condition and repair, ordinary wear and tear excepted. The Physician does not hold fee title to any real property related to the Medical Practice.

                  4.2. No Conflicts. The execution, delivery and performance by the Physician of this Agreement and the other closing documents to which he is a party do not conflict with or violate any contract or agreement to which the Physician is subject.

                  4.3. Compliance With Laws. The Physician is not in violation of any order, writ, decree, or judgment of any court, arbitrator, or governmental or regulatory body which violation would (i) affect the legality, validity or enforceability of this Agreement or any other Closing Documents or
(ii) have a material adverse effect on the Assets or the Physician's Medical Practice.

                  4.4. Litigation. There are no lawsuits, proceedings or investigations pending or threatened against the Physician or the Physician's Medical Practice.

                  4.5. Contracts. Schedule 4.5 is a true and complete list of all material contracts or agreements of the Physician related to the Medical Practice (the "Contracts"). All of the Contracts are in full force and effect, and there exists no default under any such Contract. There are no written or oral binding "side agreements" with any Person whereby the Physician has agreed to do any material act or thing beyond the requirements of the Contracts.

                  4.6. Taxes. The Physician has duly filed all Medical Practice and personal federal, state and local tax returns, declarations or statements which are required to be filed for all periods up to and through the Closing Date and paid all taxes due.

                  4.7. Financial  Statements;  Accounts Receivable.  Attached as
Schedule 4.7(a) is a true and complete copy of an internally prepared or audited financial statement of the Medical Practice dated as of _______________. Such financial statements fairly and accurately present the assets, liabilities and results of operations of the Medical Practice and there are no undisclosed liabilities or obligations (contingent or accrued) that are not reflected on such financial statements or set forth on Schedule 4.7(a). Attached as Schedule 4.7(b) is a true and complete list of the accounts receivable as the Medical

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Practice  dated as of  _________________.  The  Physician  knows of no  accounts receivable that are uncollectable.

         5.       Additional Covenants and Agreements of the Physician.

                  5.1. Information. The Physician agrees provide to the Medical Group or to Doctors Health promptly upon request all information necessary to allow the Medical Group or Doctors Health to comply with applicable law, including, without limitation, information relating to employees of the Physicians and employee benefits provided by the Physician to such employees. On the Closing Date, the Physician has provided Doctors Health an ASCII-formatted file with patient demographics and an ASCII-formatted file with demographics and accounts receivable. If the Physician does not have the capability of providing this information, Doctors Health will assist the Physician in converting such information to a format acceptable to Doctor Health.

                  5.2.  Reformation  of  Group  Practice.   If  the  Employment
Agreement between the Physician and the Medical Group is terminated on the basis of Section 4.8 of the Employment Agreement or otherwise as a result of the Insolvency (as that term is defined in Section 4.8 of the Employment Agreement) of the Medical Group, the Physician agrees to (a) cooperate with Doctors Health, the Medical Group and each other Member of the Medical Group to organize a new corporation, partnership or limited liability company to provide primary medical care and related services and (b) to engage in the practice of medicine exclusively through such new primary care entity. The Physician will enter into an employment agreement with such new entity on terms substantially similar to the terms of the Employment Agreement and will use his or her best efforts to cause such new entity to enter into an agreement with Doctors Health for the provision of assets, facilities and non-professional services, including management services, on terms, including provisions for Management Fees, substantially similar to the terms of the Physician Services Organization Agreement between Doctors Health and the Medical Group.

         6. Addition and Withdrawal of Physicians. Doctors Health, shall have exclusive the authority to (a) negotiate the price and terms with respect to the acquisition from time to time of the medical practices of such additional physicians and such physicians' employment by the Medical Group or additional Medical Groups organized by Doctors Health, and (b) negotiate the withdrawal of physicians from the Medical Group. Each party agrees to use its best efforts to permit the addition and withdrawal of physicians as members of the Medical Group.

                  6.1. Appointment as Agent; Specific Performance; Release. The Physician irrevocably appoints Doctors Health and the Chairman of the

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Medical Group (or their  designee)  as his  attorney  in fact and agent to carry out the provisions of this Section 6, to execute any document required to provide for the admission or withdrawal of physicians as members of the Medical Group, and any other transaction related to acquisition of medical practices. The parties agree that such appointment is coupled with an interest. The Physician releases and agrees to indemnify and hold harmless Doctors Health and the Chairman of the Medical Group and their directors, officers, employees or shareholders from any claims arising in connection with the performance of their duties under this Section 6.

                  6.2. Acquisitions and Withdrawals Other Than Through The Medical Group. If Doctors Health decides to acquire physician practices or services through one or more additional medical groups or other entities and not through the Medical Group, the foregoing provisions of this Section 6 shall apply with appropriate modifications to reflect the substitution of such additional medical groups.

         7.       Walk-Away Rights.

                  7.1. General. Doctors Health agrees that the Physician may reacquire his or her Medical Practice from Doctors Health or its assignee and to resume the practice of medicine independent of the Medical Group at any time within two hundred and seventy (270) days from the Closing Date. So long as the Physician has complied with all of the terms and conditions of the Employment
Agreement and has satisfied all of the Physician's financial and other obligations to Doctors Health and the Medical Group, Doctors Health shall transfer to the Physician his Medical Practice and all of the Assets and Liabilities related to Medical Practice, excluding accounts receivable accrued after the Closing Date.

                  7.2. Exercise of Walk-Away Rights. The Physician agrees to provide Doctors Health with written notice of his or her desire to reacquire the Medical Practice prior to the expiration of 270 days from the Closing Date. As soon as practicable following receipt of the Physician's reacquisition notice,
(i) Doctors Health and the Medical Group agrees to transfer to the Physician the Assets; (ii) the Medical Group agrees to pay to the Physician the Physician's capital contribution to the Medical Group without interest, (iii) the Physician agrees to assume the Liabilities outstanding on exercise of the walk-away rights, and withdraw from the Medical Group, (iv) the Medical Group and the Physician agree to terminate the Employment Agreement, (v) the Physician shall deliver to Doctors Health the Shares and all cash received by the Physician at the Closing, (vi) the Physician shall cancel the Note; and (vii) the parties agree to execute a mutual release and waiver and such other documents as may be necessary to permit the Physician to reacquire the Medical Practice.

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         8.       Dispute Resolution.

                  8.1.  Arbitration.   Any  dispute  between  parties  to  this
Agreement arising under or with respect to this Agreement shall be submitted to binding arbitration according to procedures described on Schedule 8 hereof and any arbitral award may be enforced by a court of competent jurisdiction.

                  8.2. Litigation. The parties hereby submit to the jurisdiction and venue of the courts of the State of Maryland. No party shall elect a trial by jury in any action, suit, proceeding or counterclaim arising out of or in any way connected with this Agreement.

         9.       Miscellaneous.

                  9.1. Notices. Any notices given with respect to this Agreement shall be deemed given on the date of delivery if in writing and delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, reliable overnight courier service, hand delivery or other delivery service providing written evidence of delivery. When giving any notices hereunder, the addresses shall be as follows:

If to DHS:                                   If to the Medical Group:

       Doctors Health System, Inc.                  ______________Medical Group
       10451 Mill Run Circle                        10451 Mill Run Circle
       10th Floor                                   10th Floor
       Owings Mills, Maryland 21117                 Owings Mills, MD 21117
       Attention:  Corporate Counsel

If to the Physician:

[Copy to Physician's Attorney]

                  9.2 Entire Agreement. This Agreement and the other closing documents contain the entire understanding among the parties with
respect to the subject   matters   contained  in  this   Agreement   and
supersede any prior understanding and agreements between or among them respecting such subject matters.

                  9.3 Severability. If any provision of this Agreement, or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be

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affected thereby,  but rather shall be enforced to the greatest extent permitted by such Laws.

                  9.4 Assignment. No party to this Agreement shall have any right to transfer, convey or assign its rights or obligations under this Agreement to any person or entity, except that Doctors Health may make such transfer conveyances or assignments to any of its affiliates. Each party to this Agreement reserves the right to change its name to any other name that it believes desirable or appropriate to the operation of its business or otherwise.

                  9.5 Additional Documents And Acts. Each party agrees to execute and deliver such additional documents and instruments (including a stockholders agreement with each other Doctors Health stockholder) and to perform such additional acts as may be reasonably necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement, and the transactions contemplated by this Agreement.

                  9.6 Interpretation. This Agreement shall be governed by the laws of the State of Maryland, without regard to principles of conflicts of laws.

                  9.7  Amendment.  This  Agreement,   including  the  Exhibits,
Appendices and Schedules hereto, may not be amended, altered or modified except by instrument in writing executed by each party hereto, including through its duly authorized attorney-in-fact.

                  9.8 Survival. All warranties, representations, covenants, undertakings and indemnifications of each party contained herein shall survive closing and the execution and delivery of this Agreement.

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                  IN WITNESS  WHEREOF,  the parties have executed this Agreement as an instrument under seal as of the day and year first above written.


ATTEST/WITNESS:                             ____________MEDICAL GROUP, LLC




__________________________________    By:________________________________(SEAL)




ATTEST:                                             DOCTORS HEALTH SYSTEM, INC.




__________________________________    By:________________________________(SEAL)
                                          Stewart B. Gold, President



WITNESS:                              PHYSICIAN




__________________________________    ___________________________________(SEAL)




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                                 SCHEDULE 2.1(a)

                                     ASSETS









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                                 SCHEDULE 2.1(b)

                        ASSETS USED TO PROVIDE LABORATORY
                          AND OTHER ANCILLARY SERVICES





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                                 SCHEDULE 2.2(a)

                                   LIABILITIES





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                                 SCHEDULE 2.2(b)

               LIABILITIES ASSOCIATED WITH ASSETS USED TO PROVIDE
                    LABORATORY AND OTHER ANCILLARY SERVICES






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